                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                      Current Report Pursuant to Section 13
                 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 25, 2003


                             AM COMMUNICATIONS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


              Delaware                      000-09856            23-1922958
 ---------------------------------    ---------------------  -------------------
    (State or other jurisdiction      (Commission File No.)   (I.R.S. Employer
 of incorporation or organization)                           Identification No.)


                                  1900 AM Drive
                       Quakertown, Pennsylvania 18951-2237
                    ----------------------------------------
                    (Address of Principal Executive Offices)


       Registrant's Telephone Number, Including Area Code: (215) 538-8700

Item Five: Other Events
           ------------

         On March 25, 2003, AM Communications, Inc., a Delaware corporation (the "Registrant"), all of the Registrant's direct and indirect subsidiaries (the "Subsidiaries" together, with the Registrant, the "Borrowers"), LaSalle Business Credit, LLC, a Delaware limited liability company (successor-by-merger to LaSalle Business Credit, Inc.), as agent for Standard Federal Bank National Association (the "Bank"), and Chatham Investment Fund I, LLC ("Chatham") entered into various loan documents (the "Amendment No. 1 Documents") to amend and restructure the terms of the Borrowers' existing loan facilities with the Bank. On May 29, 2003, the Borrowers, the Bank and Chatham entered into additional loan documents (the "Amendment No. 2 Documents") to further amend and restructure the terms of the Borrowers' existing loan facilities with the Bank. On July 18, 2003, the Borrowers, the Bank and Chatham entered into additional loan documents (the "Amendment No. 3 Documents" together, with the Amendment No. 1 Documents and the Amendment No. 2 Documents, the "Amendment Documents") to effectuate further amendments to the terms of the Borrowers' existing loan facilities with the Bank.

         The Amendment Documents effectuated the following material changes to the terms of the Borrowers' existing credit facilities with the Bank:

         1. (a) The maximum availability of the Borrowers' revolving loan facility (the "Revolving Loan Facility") established under the existing Loan Agreement (the "Loan Agreement") between the Borrowers and the Bank was increased pursuant to the Amendment No. 1 Documents to equal the lesser of (i) $14,000,000, and (ii) 85% of the Borrowers' eligible accounts (as defined in the Loan Agreement, as amended by the Amendment Documents, the "Amended Loan Agreement").

                  (b) The Borrowers' maximum availability under the Revolving Loan Facility was subsequently reduced, pursuant to the Amendment No. 2 Documents, to equal the lesser of (i) $9,000,000, and (ii) 85% of the Borrowers' eligible accounts.

                  (c) The Borrower's maximum availability under the Revolving Loan Facility was further revised, pursuant to the Amendment No. 3 Documents, to equal the lesser (i) $9,000,000 and (ii) the sum of (A) 85% of the Borrowers' eligible accounts and (B) the total amount of cash collateral pledged by Javad
K. Hassan and/or Alvin Hoffman to the Lender to secure all obligations owed by the Borrowers to the Bank and/or Chatham (the "Cash Collateral"). As of August 18, 2003, the outstanding value of the Cash Collateral was $600,000.

         2. On May 29, 2003, pursuant to the terms and provision of the Amendment No. 2 Documents, the Bank made a special advance to the Borrowers (the "Special Advance") in the amount of $1,250,000. The Special Advance was made by the Lender to the Borrowers as a special accommodation at a time when the Borrowers did not have sufficient availability under the Revolving Loan Facility (based upon the then outstanding balance of the Borrower's eligible accounts) to obtain such an advance. The proceeds of the Special Advance were used by the Borrowers for working capital purposes. The sum of all amounts outstanding under the Special Advance and the Revolving Loan Facility cannot exceed $9,000,000 at any time. The outstanding principal balance of the Special Advance was $1,250,000 on August 18, 2003. The outstanding principal balance of the Revolving Loan Facility was $6,684,039 on August 18, 2003.

         3. Advances outstanding under the Revolving Loan Facility bear interest at a rate equal to the prime rate of the Bank plus 2.50%. (Said interest rate is subject to reduction to 2.00% five days after the Bank's receipt of the Borrowers' annual audited financial statements for the Borrowers' fiscal year ending April 3, 2004, so long as (a) no Event of Default then exists under the Amended Loan Agreement or is reflected by such financial statements, and (b) the Special Advance and the Consolidated Term Loan (as such term is defined hereinafter) were previously paid in full, when due. Accrued interest on the Revolving Loan Facility is payable monthly.

         4. Amounts outstanding under the Revolving Loan Facility are due and payable in full on August 14, 2004. Subject to certain mandatory prepayment requirements, all amounts outstanding under the Special Advance shall be repaid in consecutive monthly installments as follows: (a ) $50,000 on the last day of October, November and December, 2003 and January, 2004, (b) 25% of the remaining balance thereof (as of February 1, 2004) on each of February 15, March 1 and March 15, 2004, and (c) the remaining balance on March 31, 2004. Principal payments made with respect to the Special Advance cannot be reborrowed by the Borrowers.

         5. The Borrowers' maximum availability under the equipment line of credit (the "Equipment Loans") extended by the Bank was reduced from $500,000 to $400,000 by the Amendment No. 1 Documents. The Borrowers' ability to obtain advances under this facility was suspended by the Bank on March 25, 2003, and then terminated on May 29, 2003, due to the occurrence of certain defaults under the Amended Loan Agreement.

         6. Under the terms of the Loan Agreement, the Bank had made a term loan to the Borrowers in the amount of $2,200,000 ("Term Loan A"). Under the terms of the Loan Agreement, the Bank had made a term loan to the Borrowers in the amount of $500,000 ("Term Loan B"). Pursuant to the terms and provisions of the Amendment No. 2 Documents, the aggregate outstanding principal balance of the Equipment Loans, the Term Loan A and the Term Loan B were combined into a consolidated term loan (the "Consolidated Term Loan") on May 29, 2003. The outstanding principal balance of the Consolidated Term Loan was $2,334,583 on August 18, 2003.

         7. Amounts outstanding under the Consolidated Term Loan bear interest at a rate equal to the prime rate of the Bank plus 2.75%. Subject to certain mandatory prepayment requirements, amounts outstanding under the Consolidated Term Loan are payable in equal, consecutive, monthly installments of $45,138.89 each, with the entire outstanding balance of the Consolidated Term Loan being due and payable no later than August 14, 2004.

         8. Pursuant to the terms of the Amendment No. 1 Documents, Chatham extended a $2,500,000 term loan to the Borrowers ("Term Loan C"). The outstanding principal balance of Term Loan C was $2,333,333 on August 18, 2003. Interest is payable by the Borrowers on amounts outstanding under Term Loan C at a rate equal to 13.25% per annum. The Borrowers must repay all principal outstanding under Term Loan C in equal monthly installments in the amount of $41,666.67 each. All amounts outstanding under Term Loan C must be paid in full by the Borrowers on or before August 14, 2004.


         9. Under the terms of the Amendment Documents, the Borrowers have the ability to obtain from Chatham, on or before December 31, 2003, an additional $2,000,000 term loan ("Term Loan D" together, with Term Loan C and the Consolidated Term Loan, the "Term Loans"), subject to compliance by the Borrowers with certain funding conditions, including the achievement of certain financial performance milestones. Interest will be payable by the Borrowers on any amounts outstanding under Term Loan D at the rate of 13.25% per annum. Any principal outstanding under Term Loan D must be repaid by the Borrowers in equal monthly installments in the amount of $33,333.33 each. All amounts outstanding under Term Loan D must be paid in full by the Borrowers on or before August 14, 2004. The Borrowers have no present intention to borrow any amounts under Term Loan D.

         10. The Amended Loan Agreement contains an excess cash flow recapture provision which requires the Borrowers to make an annual mandatory principal prepayment in respect of each of the then outstanding Term Loans, pro rata, in an amount equal to 50% of the Borrowers' excess cash flow for the fiscal year just ended. The requirement to make such mandatory principal prepayments continues in effect until all of the Term Loans have been repaid by the Borrowers in full.

         11. Under the terms and provisions of the Amendment No. 2 Documents, the Borrowers are required to sell all or substantially all of the assets or stock of the Registrant's subsidiaries, SRS Communications, Inc. and AM Broadband Services, Inc., on or before July 31, 2003. The terms and provisions of any such sale are subject to the prior written approval of the Bank. The net cash proceeds (as defined under the Amendment No. 2 Documents) from any such sale of stock or assets must equal or exceed $1,500,000. Net cash proceeds shall be delivered to the Bank and shall be applied as follows: (a) the first $500,000 against the Special Advance (and if received after October 30, 2003, against the remaining installments of principal of the Special Advance in the reverse order of their maturities), (b) the next $100,000 to Javad K. Hassan and Alvin Hoffman, in equal shares, to be applied against certain subordinated indebtedness owed to such individuals by the Borrowers, (c) the next $900,000 against the then-outstanding principal balance of the Revolving Credit Facility, and (d) the remaining amount, if any, split 75% against the Special Advance and 25% against the outstanding balance of the Revolving Credit Facility.

         As of the date hereof, the Borrowers have not been able to locate a purchaser for said stock or assets and, as a result thereof, the Borrowers are currently in default of their obligations under their existing credit facilities with the Bank and Chatham. While neither the Bank nor Chatham has elected, to date, to pursue any such remedy, as a result of said default by the Borrowers, the Bank and Chatham have the right to (a) refuse to extend further advances to the Borrowers under any credit facility, (b) demand payment in full of all outstanding borrowings, and/or (c) foreclose on the collateral, which represents substantially all of the assets of the Borrowers. The Borrowers will not have sufficient funds to pay the full amount due in the event that the Bank and Chatham demand payment in full of the outstanding obligations.

         12. Under the terms and provisions of the Amendment No. 2 Documents, the Registrant is also required to sell certain real property owned by it and located at 1900 AM Drive, Quakertown, Pennsylvania on or before March 31, 2004. The sale price and other terms of any such real estate sale must be approved by the Bank in writing. The proceeds of any such sale shall be applied as a mandatory prepayment of the Term Loans, in such order as the Bank may determine in its sole discretion. The Registrant has not yet located a purchaser for said real property.

         13. If the Borrowers prepay any amounts outstanding under either Term Loan C or Term Loan D, whether voluntarily or as a result of the mandatory prepayment requirements set forth in the Amended Loan Agreement, if the Bank accelerates the liabilities owed by the Borrowers to the Bank following the occurrence of an Event of Default, or if the Bank's commitment to make advances to the Borrowers under the Revolving Loan Facility terminates for any reason, the Borrowers are required to pay to the Bank a prepayment fee equal to (a) 3% of such reduction or prepayment amount if it occurs on or prior to August 14, 2003, and (b) 2% of such reduction or prepayment amount if it occurs after August 14, 2003, but on or before August 14, 2004.

         14. In connection with the execution and delivery of the Amendment No. 1 Documents, the Borrowers agreed to pay to the Bank a facility fee in the amount of $255,000 (the "Facility Fee") and a fixed rate fee in the amount of $175,000 (the "Fixed Rate Fee"). The Facility Fee has been paid in full by the Borrowers to the Bank prior to the date hereof. The Fixed Rate Fee is payable in equal monthly installments of $5,833.33 each, with any outstanding balance thereof due and payable in full on August 14, 2004. In addition, the Borrowers agreed to pay to the Bank a non-refundable success fee (the "Success Fee") in the amount of $675,000, which is payable in full by the Borrowers to the Bank on or before August 14, 2004. If the Borrowers elect to obtain the proceeds of Term Loan D, the Borrowers will pay to the Bank, at such time, an additional facility fee in the amount of $15,000 and a second fixed rate fee in the amount of $116,000 (the "Second Fixed Rate Fee"). The Second Fixed Rate Fee will be payable in equal monthly installments over the term of Term Loan D. In addition, the Borrowers will be obligated to pay to Bank a non-refundable additional success fee (the "Second Success Fee") in the amount of $166,666.67. The Second Success Fee will be payable in full by the Borrowers on or before August 14, 2004.

         15. In connection with the execution and delivery of the Amendment No. 2 Documents, the Borrowers agreed to the pay to the Bank an amendment fee in the amount of $87,500. The entire amount of such fee was paid by the Borrowers to the Bank prior to the date hereof.

         16. Under the terms of the Amended Loan Agreement, the monthly collateral management fee payable by the Borrowers to the Bank was increased from $1,000 per month to $8,000 per month.

         As additional consideration for the transactions evidenced by the Amendment Documents, the Registrant has issued certain common stock purchase warrants to the Bank and Chatham (the "Warrants"). The Warrants have a term of 10 years and entitle the Bank and Chatham to purchase, collectively, up to 2,572,779 shares of the Registrant's common stock, at a price of $0.10 per share. Both the number of shares purchasable by the Bank and Chatham pursuant to the Warrants, and the exercise price payable by the Bank and Chatham to acquire such shares, are subject to standard anti-dilution provisions. The Registrant also entered into a Warrant Rights Agreement with the Bank and Chatham which gives the Bank and Chatham certain demand and piggyback registration rights with respect to the shares of the Registrant's common stock issueable upon an exercise of the Warrants.

         If the Borrowers obtain any proceeds of Term Loan D, the Registrant is obligated to deliver to both Chatham and the Bank additional common stock purchase warrants which, when added to the percentage of the outstanding equity securities of the Registrant purchasable upon exercise of the Warrants, will give Chatham and the Bank, collectively, the right to purchase up to 5% of the outstanding equity securities of the Registrant on a fully diluted basis.

         The repayment of all amounts owed by the Registrant to the Bank and Chatham, including without limitation all amounts owed pursuant to the Amended Loan Agreement, is collateralized and secured by all assets of the Borrowers.

         Under the terms of the Amendment Documents, certain of the Borrowers' financial covenants set forth in the Loan Agreement have been amended, including without limitation the minimum net worth required to be maintained by the Borrowers and the fixed charge coverage and leverage ratios required to be complied with by the Borrowers. The Borrowers are not in compliance with the financial covenants set forth in the Amended Loan Agreement. As a result of such non-compliance, the Borrowers are currently in default of their obligations under their existing credit facilities with the Bank and Chatham. While neither the Bank nor Chatham has elected, to date, to pursue any such remedy, as a result of said default by the Borrowers, the Bank and Chatham have the right to
(a) refuse to extend further advances to the Borrowers under any credit facility, (b) demand payment in full of all outstanding borrowings, and/or (c) foreclose on the collateral, which represents substantially all of the assets of the Borrowers. The Borrowers will not have sufficient funds to pay the full amount due in the event that the Bank and Chatham demand payment in full of the outstanding obligations.

         In connection with the transactions evidenced by the Amendment Documents, the Bank and Chatham required that the Borrowers engage an independent, experienced financial management consultant. The Registrant has engaged FTI Consulting, Inc. ("FTI") to provide the Borrowers with certain financial advisory and consulting services. FTI will bill the Registrant at its standard hourly rates (estimated to be approximately $290 per hour on a blended rate basis) for all services provided by FTI to the Borrowers.

         In connection with the transactions evidenced by the Amendment No. 1 Documents, the Bank and Chatham required that the Borrowers obtain an additional $800,000 of equity or subordinated debt financing. To satisfy this requirement, the Registrant sold $800,000 of convertible subordinated debentures (the "Initial Debentures") to Alvin Hoffman, a member of the Registrant's Board of Directors and a principal stockholder of the Registrant, and three other accredited investors (collectively, the "Initial Holders").

         In connection with the transactions evidenced by the Amendment No. 2 Documents, the Bank and Chatham required that the Borrowers obtain an additional $700,000 of equity or subordinated debt financing. To satisfy this requirement, the Registrant sold $700,000 of convertible subordinated debentures (the "Additional Debentures" together, with the Initial Debentures, the "Debentures") to Alvin Hoffman and Javad K. Hassan, a member of the Registrant's Board of Directors, a principal stockholder of the Registrant, and chief executive officer of the Registrant ("Mr. Hassan" together, with the Initial Holders, the "Holders").

         The Holders of the Initial Debentures have the right, through September 30, 2005, to convert all or a portion of the outstanding principal balance of the Initial Debentures into shares of the Registrant's common stock at an initial conversion price of $0.18 per share (subject to standard anti-dilution provisions).

         The Holders of the Additional Debentures have the right, through August 30, 2004, to convert all or a portion of the outstanding principal balance of the Additional Debentures into shares of the Registrant's Common Stock at an initial conversion price of $0.21 per share (subject to standard anti-dilution provisions).

         Interest accrues on all amounts outstanding under the Debentures at the rate of 12.5% per annum, and is payable quarterly, in arrears, commencing on July 1, 2003. All principal outstanding under the Initial Debentures is due and payable in full on or before September 30, 2005. All principal outstanding under the Additional Debentures is due and payable in full on or before August 30, 2004. The payment of all amounts outstanding under the Debentures is subordinated to the prior payment in full of all amounts owed by the Borrowers to the Bank and Chatham, although, regularly scheduled interest payments due under the Debentures may be made by the Registrant to the Holders prior to the occurrence of a default or an event of default under the Amended Loan Agreement.

         The Registrant has also granted to the Holders of the Debentures certain piggyback registration rights with respect to the shares of the Registrant's common stock issuable upon a conversion of the Debentures.

         The Debentures were issued by the Registrant in reliance upon the exemption from registration provided for in Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended. The proceeds of the Debentures were used by the Registrant for general working capital purposes.

         The Registrant issued certain press releases reporting the above-referenced transactions on March 27, 2003, June 3, 2003 and August 13, 2003. Such press releases are filed herewith as Exhibits 99.1, 99.2 and 99.3, respectively, and incorporated by reference herein.

Item Seven: Financial Statements and Exhibits.
            ---------------------------------

      (a)   Exhibits.
            --------

                    Exhibit 4.1 - Common Stock Purchase Warrant Issued to
            LaSalle Business Credit, LLC, as agent for Standard Federal Bank National Association

                    Exhibit 4.2 - Common Stock Purchase Warrant Issued to
            Chatham Investment Fund I, LLC

                    Exhibit 4.3 - Form of Convertible Subordinated  Debenture
            issued to Initial Holders

                    Exhibit 4.4 - Form of Convertible Subordinated Debenture
            issued to Additional Holders

                    Exhibit 4.5 - Warrant Rights Agreement between the
            Borrowers, LaSalle Business Credit, LLC, as agent for Standard Federal Bank National Association, and Chatham Investment Fund I, LLC, dated as of March 24, 2003

                    Exhibit 10.1 - Amendment No. 1 to Loan and Security
            Agreement between the Borrowers and LaSalle Business Credit, LLC, as agent for Standard Federal Bank National Association, dated as of March 25, 2003 (exhibits and schedules omitted)

                    Exhibit 10.2 - Amendment No. 2 to Loan and Security
            Agreement between the Borrowers and LaSalle Business Credit, LLC, as agent for Standard Federal Bank National Association, dated as of May 29, 2003 (exhibits and schedules omitted)

                    Exhibit 10.3 - Amendment No. 3 to Loan and Security
            Agreement between the Borrowers and LaSalle Business Credit, LLC, as agent for Standard Federal Bank National Association, dated as of July 18, 2003.

                    Exhibit 10.4 - Amended and Restated Revolving Note, dated
            May 29, 2003

                    Exhibit 10.5 - Term Loan C Note, dated March 25, 2003

                    Exhibit 10.6 - Consolidated Term Loan Note, dated May 29,
            2003

                    Exhibit 10.7 - Financial Advisory and Consulting Services
            Agreement, dated as of March 21, 2003, between the Registrant and FTI Consulting, Inc.

                    Exhibit 10.8 - Employment Agreement between the Registrant and Howard Bashford, dated as of March 20, 2003

                    Exhibit 99.1 - Press release, dated March 27, 2003,
            regarding the Amendment No. 1 Documents

                    Exhibit 99.2 - Press release, dated June 3, 2003, regarding the Amendment No. 2 Documents

                    Exhibit 99.3 - Press release, dated August 13, 2003,
            regarding defaults under credit facilities

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of l934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           AM COMMUNICATIONS, INC.


Dated: August 20, 2003                     By: Javad K. Hassan
                                               ---------------------------------
                                               Javad K. Hassan, President